UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2008

                              CASE FINANCIAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-27757
                            (Commission File Number)

                                   33-0529299
                        (IRS Employer Identification No.)

                7720 El Camino Real, Suite 2E, Carlsbad, CA 92009
               (Address of Principal Executive Offices) (Zip Code)

                                  760 804 1449
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On Friday, September 19, 2008, Mr. Rapaglia informed the company that he is now residing in Europe and unable to provide adequate time to fulfill his functions as a director. Mr. Rapaglia's resignation in no way affects the business of the Company as he has not participated in the operations of the Company for over one year.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Case Financial, Inc.
Date: September 22, 2008

By: /s/ Michael Schaffer
----------------------------------
Michael Schaffer
Chief Executive Officer